UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 19, 2012

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Velocity Way

Foster City, California 94404

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 19, 2012, the Board of Directors of Electronics for Imaging, Inc. (the “Company”) approved an amended and restated Code of Business Conduct and Ethics (as amended and restated, the “Amended Code of Conduct”) of the Company to remove the provision prohibiting, among others, directors, officers and employees from short selling shares of common stock of the Company as the provision is duplicative of a similar provision in the Company’s insider trading policy, which is applicable to directors, officers and employees.

The foregoing description of the Amended Code of Conduct contained in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Code of Conduct, a copy of which is attached hereto as Exhibit 14.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

14.1	Electronics For Imaging, Inc. Code of Business Conduct and Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONICS FOR IMAGING, INC.

Date: March 21, 2012	By:	/s/ Guy Gecht
	Name:	Guy Gecht
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

14.1	Electronics For Imaging, Inc. Code of Business Conduct and Ethics